SCHEDULE 14A

________________________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

Sturm, Ruger & Company, Inc.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts STURM, RUGER & COMPANY, INC. 2025 Annual Meeting Vote by May 28, 2025 11:59 PM ET STURM, RUGER & COMPANY, INC. 1 LACEY PLACE SOUTHPORT, CT 06890 ATTN: KEVIN B. REID, SR. V63252-P27608 You invested in STURM, RUGER & COMPANY, INC. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 29, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 29, 2025 9:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/RGR2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. John A. Cosentino, Jr. 1b. Sandra S. Froman 1c. Rebecca S. Halstead 1d. Christopher J. Killoy 1e. Terrence G. O’Connor 1f. Amir P. Rosenthal 1g. Todd W. Seyfert 1h. Ronald C. Whitaker 1i. Phillip C. Widman 2. The ratification of the appointment of RSM US LLP as the independent auditors of the Company for the 2025 fiscal year. 3. An advisory vote on the compensation of the Company’s Named Executive Officers. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Board Recommends For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63253-P27608